Exhibit 99.1

Supplementary Refinancing Materials September 11, 2025

F O R WA R D LO O K I N G S TAT E M E N T S 2 Some of the statements, estimates or projections contained in this presentation are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained, or incorporated by reference, in this presentation, including, without limitation, our expectations regarding our results of operations, future financial position, including our liquidity requirements and future capital expenditures, plans, prospects, actions taken or strategies being considered with respect to our liquidity position, including with respect to refinancing, amending the terms of, or extending the maturity of our indebtedness, our ability to comply with covenants under our debt agreements, expectations regarding our exchangeable notes, valuation and appraisals of our assets, expectations regarding our deferred tax assets and valuation allowances, expected fleet additions and cancellations, including expected timing thereof, our expectations regarding the impact of macroeconomic conditions and recent global events, and expectations relating to our sustainability program and decarbonization efforts may be forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the impact of: adverse general economic factors, such as fluctuating or increasing levels of interest rates, inflation, unemployment, underemployment, tariff increases and trade wars, the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence; our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and be in compliance with maintenance covenants and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements; our ability to work with lenders and others or otherwise pursue options to defer, renegotiate, refinance or restructure our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises; our need for additional financing or financing to optimize our balance sheet, which may not be available on favorable terms, or at all, and our outstanding exchangeable notes and any future financing which may be dilutive to existing shareholders; the unavailability of ports of call; future increases in the price of, or major changes, disruptions or reductions in, commercial airline services; changes involving the tax and environmental regulatory regimes in which we operate, including new and existing regulations aimed at reducing greenhouse gas emissions; the accuracy of any appraisals of our assets; our success in controlling operating expenses and capital expenditures; adverse events impacting the security of travel, or customer perceptions of the security of travel, such as terrorist acts, armed conflict, or threats thereof, acts of piracy, and other international events; public health crises, and their effect on the ability or desire of people to travel (including on cruises); adverse incidents involving cruise ships; our ability to maintain and strengthen our brand; breaches in data security or other disturbances to our information technology systems and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection; changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs; mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities; the risks and increased costs associated with operating internationally; our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues; impacts related to climate change and our ability to achieve our climate-related or other sustainability goals; our inability to obtain adequate insurance coverage; implementing precautions in coordination with regulators and global public health authorities to protect the health, safety and security of guests, crew and the communities we visit and to comply with related regulatory restrictions; pending or threatened litigation, investigations and enforcement actions; volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees; our reliance on third parties to provide hotel management services for certain ships and certain other services; fluctuations in foreign currency exchange rates; our expansion into new markets and investments in new markets and land-based destination projects; overcapacity in key markets or globally; and other factors set forth under “Risk Factors” in our most recently filed Annual Report on Form10-K and subsequent filings with the Securities and Exchange Commission. The above examples are not exhaustive and new risks emerge from time to time. There may be additional risks that we currently consider immaterial or which are unknown. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. You are cautioned not to place undue reliance on the forward-looking statements included in this presentation, which speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

D I S C L A I M E RS 3 This presentation is not directed to, or intended for distribution to or use by, any person or entity that is a citizen or resident located in any jurisdiction where such distribution, publication, availability or use would be contrary to law or regulation or which would require registration of licensing within such jurisdiction. This presentation is neither an offer to sell nor a solicitation of an offer to buy any securities, including our proposed Senior Unsecured Notes or Exchangeable Senior Notes (collectively, the "Notes"), and may not be relied upon by you in evaluating the merits of investing in the Notes and as to the actual return on an investment in the Notes. This presentation shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Notes, the guarantee of the Exchangeable Senior Notes by Norwegian Cruise Line Holdings Ltd. ("NCLH" or the "Company") and any ordinary shares issuable upon exchange of the Exchangeable Senior Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state laws. Any purchaser of such securities will be deemed to have made certain representations and acknowledgments, including, without limitation, that the purchaser is either a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, solely with respect to the Senior Unsecured Notes, or is a non-U.S. person purchasing outside the Unites States in an offshore transaction in compliance with Regulation S under the Securities Act. TENDER OFFER Any offers to sell or solicitations of offers to buy NCL Corporation Ltd.'s ("NCLC"), a subsidiary of Norwegian Cruise Line Holdings Ltd., 5.875% Senior Secured Notes due 2027 (the "2027 Notes") or NCLC's 5.875% Senior Unsecured Notes due 2026 (the "2026 Notes" and, together with the 2027 Notes, the "Tender Offer Notes") are being made solely by means of an Offer to Purchase relating to the Tender Offer Notes (the "Offer to Purchase"). You should base your investment decision with respect to the Tender Offer Notes solely on the Offer to Purchase and not any statements in this document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offer to Purchase.

K E Y T R A N S A C T I O N P O I N T S 4 1 Primary purpose of these transactions is to strengthen the Company’s capital structure by removing all the existing Secured Notes, refinancing near-term maturities and materially extending NCLH’s maturity profile 2 The Company will issue $1,200MM new 5.875% Senior Unsecured Notes due 2031 and $850MM new 6.250% Senior Unsecured Notes due 2033 to fund the tender and redemption of existing 5.875% Senior Secured Notes due 2027, 5.875% Senior Unsecured Notes due 2026 and 8.125% Senior Secured Notes due 2029 3 The Company has issued $1,407MM new 0.750% Exchangeable Senior Notes due 2030 and sold ordinary shares to repurchase existing 1.125% Exchangeable Senior Notes due 2027 and 2.50% Exchangeable Senior Notes due 2027 4 Pro-forma for the transactions described above, Net Leverage will remain essentially neutral Net result of these transactions is a material extension of NCLH’s maturity profile through proactive balance sheet management, and accretion to Adj. EPS from reduced annual interest expense, and reduced dilutive share count

NCLH

KEY TRANSACTION BENEFITS

- ***~$1,790MM reduction in secured debt, resulting in a release of collateral***
- ***Material extension of maturity profile***
- ***Pro forma Net Leverage will remain essentially neutral***
- ***Expect notable accretion to Adjusted EPS, reflecting reduction of 38.1MM diluted shares and lower interest expense***

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NCLH ILLUSTRATIVE DILUTED SHARECOUNT RELATED TO EXCHANGEABLE NOTES

	(in MM shares)	Prior to Transaction	Transaction	Post-Transaction	Comment
Current transaction	1.125% Exchangeable Senior Notes due 2027	~34.1	*~(28.4)*	~5.7	Can be settled in cash, shares, or a combination
Current transaction	2.50% Exchangeable Senior Notes due 2027	~13.7	*~(13.0)*	~.7	Can be settled in cash, shares, or a combination
Current transaction	Shares Issued for Repurchase Premium	-	*~3.3*	~3.3	Included in basic shares outstanding
Current transaction	0.750% Exchangeable Senior Notes due 2030 [1,2,3]	-	-	-	Must be settled until par in cash and above par value in cash, shares, or combination
Existing Notes	0.875% Exchangeable Senior Notes due 2030 [1,2,3]	-	-	-	Must be settled until par in cash and above par value in cash, shares, or combination
	Diluted shares related to exchangeable notes	**~47.8**	***~(38.1)***	**~9.7**	

As new exchangeable notes are settled until par in cash and the amount above par in cash, shares, or combination thereof, the diluted share count will be reduced by ~38.1MM

1. Exchangeable Notes are settled in cash up to the aggregate principal amount/par and any amount above par in cash, Ordinary Shares, or a combination of cash and Ordinary Shares at the Company's election (Instrument C)
2. Assumes exchange value does not exceed exchange price. To the extent the exchange value exceeds the exchange price, NCLC will satisfy the excess of its exchange obligation by paying or delivering, as the case may be, cash, Ordinary Shares or a combination of cash and Ordinary Shares, at NCLC's election
3. Will be above par if stock is above $34.34 for the 0.75% Exchangeable Senior Notes due 2030 and if stock is above $26.21 for the 0.875% Exchangeable Senior Notes due 2030

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NCLH

PRO FORMA DEBT MATURITY PROFILE


As of 6/30/2025, Pro Forma for the transactions described herein
($ billions)
Senior Unsecured Notes Repurchased/Redeemed
Senior Secured Notes Repurchased/Redeemed
Exchangeable Senior Notes Repurchased
New Senior Unsecured Notes
New Exchangeable Senior Notes
$0.5
$0.8
$1.0
$1.2
$1.2
$3.2
$1.7
$2.2
$1.3
2025(1)
2026
2027
2028
2029
2030
2031
2032
2033
ECA Loans, Capital Leases & Other
Senior Unsecured Notes
Exchangeable Notes
Revolving Credit Facility

Proactive management of near-term maturities

1. The 5.375% Exchangeable Senior Notes due 2025 matured on August 1, 2025

Note: All future repayments, total debt amounts and certain variable interest rates are forward-looking and involve risks and uncertainties and are subject to change based on future events. These statements should be considered in conjunction with the Cautionary Statement Concerning Forward-Looking Statements contained on page 2 of this presentation

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